UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Completion of 1-for-10 Reverse Stock Split

On July 2, 2024, Medalist Diversified REIT, Inc. (the “Company”) completed the previously announced reverse stock split of shares of the Company’s common stock (the “Common Stock”), and a corresponding adjustment to the outstanding common units of its operating partnership, Medalist Diversified Holdings, L.P. (the “Operating Partnership”), at a ratio of 1-for-10 (the “Reverse Stock Split”). The Reverse Stock Split took effect at 5:00 p.m. Eastern Time on July 2, 2024 (the “Reverse Split Effective Time”) and automatically converted every ten shares of Common Stock outstanding at that time into one share of Common Stock.

The Reverse Stock Split affected all holders of Common Stock uniformly and did not affect any common stockholder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares, as described below. Holders of Common Stock were not required to take any action as a result of the Reverse Stock Split. Their accounts were automatically adjusted to reflect the number of shares owned.

Completion of 5-for-1 Forward Stock Split

Also on July 2, 2024, and immediately following the Reverse Stock Split, the Company completed the previously announced forward stock split of shares of the Company’s Common Stock, and a corresponding adjustment to the outstanding common units of the Operating Partnership, at a ratio of 5-for-1 (the “Forward Stock Split” and, together with the Reverse Stock Split, the “Stock Splits”). The Forward Stock Split took effect at 5:01 p.m. Eastern Time on July 2, 2024 (the “Forward Split Effective Time”) and automatically converted every one share of Common Stock outstanding at that time into five  shares of Common Stock.

The Forward Stock Split affected all holders of Common Stock uniformly and did not affect any common stockholder’s percentage ownership interest in the Company.

Holders of Common Stock were not required to take any action as a result of the Forward Stock Split. Their accounts were automatically adjusted to reflect the number of shares owned.

As a net result of the Stock Splits, the number of shares of Common Stock outstanding was decreased from 2,236,631 shares to approximately 1,118,315 shares as of the Effective Time.

At the Reverse Split Effective Time and the Forward Split Effective Time, the aggregate number of shares of Common Stock available for awards under the Company’s 2018 Equity Incentive Plan and the terms of outstanding awards were ratably adjusted to reflect the Reverse Stock Split and the Forward Stock Split, respectively.

Charter Amendments

In connection with the Stock Splits, on June 20, 2024, the Company filed three Articles of Amendment to its charter with the State Department of Assessments and Taxation of Maryland that provided for:

(i)a 1-for-10 Reverse Stock Split of the Common Stock, effective at 5:00 p.m. Eastern Time on July 2, 2024 (the “First Amendment”);

(ii)a 5-for-1 Forward Stock Split of the Common Stock, effective at 5:01 p.m. Eastern Time on July 2, 2024 (the “Second Amendment”); and

(ii)the par value of the Common Stock to be decreased from $0.02 per share to $0.01 per share effective at 5:02 p.m. Eastern Time on July 2, 2024 (as a result of the Reverse Stock Split the par value of the Common Stock increased from $0.01 to $0.10 and as a result of the Forward Stock Split the par value of the Common Stock decreased from $0.10 to $0.02) (the “Third Amendment”).

Trading of the Common Stock on The Nasdaq Capital Market (“Nasdaq”) is expected to commence on a Stock Split-adjusted basis on July 3, 2024 under the existing trading symbol “MDRR.” The new CUSIP number for the Common Stock following the Stock Splits is 58403P402.

Pursuant to the First Amendment, any fractional share of Common Stock that would otherwise have resulted from the Reverse Stock Split will be settled by cash payment, calculated on the basis of the closing price of the Common Stock (as adjusted for the Reverse Stock Split) on July 2, 2024 on Nasdaq multiplied by such fraction.

The foregoing descriptions of the First Amendment, the Second Amendment and the Third Amendment do not purport to be complete and are qualified in their entirety by reference to each amendment, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 2, 2024, the Company issued a press release announcing the pending completion of the Stock Splits. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	First Amendment (Reverse Stock Split)
3.2	Second Amendment (Forward Stock Split)
3.3	Third Amendment (Par Value Adjustment)
99.1	Press Release dated July 2, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: July 2, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer